Exhibit 10.1

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Manufacturing Services Agreement

(this “Agreement”)

by and between

Lonza Ltd

Münchensteinerstrasse 38
CH-4002 Basel
Switzerland

- hereinafter “Lonza” -

and

Proteon Therapeutics, Inc.

200 West Street, Waltham, Massachusetts

- hereinafter “Customer” -

Effective as of June 30, 2015 (the “Effective Date”)

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Table of Contents

		Page
1	Definitions and Interpretation	1
2	Performance of Services	8
3	Project Management / Steering Committee	10
4	Quality	12
5	Insurance	13
6	Forecasting, Ordering and Cancellation	13
7	Delivery and Acceptance	16
8	Price and Payment	18
9	Capital Equipment	19
10	Intellectual Property	19
11	Warranties	21
12	Indemnification and Liability	22
13	Confidentiality	23
14	Term and Termination	25
15	Force Majeure	27
16	Miscellaneous	28

Appendix A

Appendix B

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Recitals

WHEREAS, Customer is engaged in the development and research of certain products and requires assistance in the development and manufacture of product;

WHEREAS, Lonza and its Affiliates have expertise in the evaluation, development and manufacture of products;

WHEREAS, Lonza and Customer entered into a Process Development and Manufacturing Services Agreement effective as of September 1, 2009, as amended, relating to the process development, manufacture and supply of Customer’s Product (defined below), as amended (the “Prior Agreement”);

WHEREAS, Lonza and Customer entered into a Letter of Intent, dated as of February 2, 2015, relating to the reservation of capacity for the manufacture of Product (the “LOI”), and amending certain terms of the Prior Agreement with respect to activities that are the subject of the LOI, as set forth in the LOI;

WHEREAS, Customer wishes to engage Lonza for Services relating to the development and manufacture of the Product as described in this Agreement; and

WHEREAS, Lonza, or its Affiliate, is prepared to perform such Services for Customer on the terms and subject to the conditions set out herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the parties intending to be legally bound, agree as follows:

1              Definitions and Interpretation

“Acquisition Cost”	means the actual price paid by Lonza to any Third Party (net of any discounts, rebates, credits or the like) for any materials (including the Raw Materials, Resins, Consumables and Wearables) used in the manufacture of the Product under this Agreement, including, but not limited to, shipping and handling costs and customs duties incurred and paid by Lonza to that Third Party in connection with the acquisition of such materials.

“Affiliate”	means any company, partnership or other entity which directly or indirectly Controls, is Controlled by or is under common Control with the relevant Party. “Control” means the direct or indirect ownership of more than fifty percent (50%) of the issued share capital or the legal power to direct or cause the direction of the general management and policies of the relevant Party, whether through the

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ownership of voting securities, by contract, or otherwise.

“Agreement”	means this agreement incorporating all Appendices, as amended from time to time by written agreement of the Parties.

“Applicable Laws”	means all relevant U.S. and European Union federal, state and local laws, statutes, rules, and regulations which are applicable to a Party’s activities hereunder, including, without limitation, the applicable regulations and guidelines of any Governmental Authority and all applicable cGMP together with amendments thereto.

“Approval”	means the first marketing approval by the FDA or EMA of Product from the Facility for commercial supply.

“Background Intellectual Property”	means any Intellectual Property either (i) owned or controlled by a Party prior to the Effective Date or (ii) developed or acquired by a Party independently from the performance of the Services hereunder during the Term of this Agreement.

“Batch”	means the Product derived from a single run of the Manufacturing Process at a 1000L nominal volume (approx. 800 L working volume).

“Batch Price”	means the Price of each Batch.

“Business Day”	means any day other than a Saturday or Sunday that is not a national holiday in the United States or at the location of the Facility.

“Campaign”	means a series of no less than three (3) cGMP Batches manufactured consecutively.

“Cancellation Fee”	has the meaning given in Clause 6.4.

“Capital Equipment“	means those certain pieces of equipment described in the Project Plan used to produce the Product that are purchased by Customer or for which Customer reimburses Lonza, including, without limitation, the related documentation regarding the design, validation, operation, calibration and maintenance of such equipment.

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“Certificate of Analysis”	means a document prepared by Lonza listing tests performed by Lonza or approved External Laboratories, the Specifications and test results.

“Certificate of Compliance”	means a document prepared by Lonza: (i) listing the manufacturing date, unique Batch number, and concentration of Product in such Batch, (ii) certifying that such Batch was manufactured in accordance with the Master Batch Record and cGMP, if applicable and (iii) certifying that all Investigative and Corrective Action Reports are completed and approved.

“cGMP”	means those laws and regulations applicable in the U.S. and Europe, relating to the manufacture of medicinal products for human use, including, without limitation, current good manufacturing practices as specified in the ICH guidelines, including without limitation, ICH Q7A “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients”, US Federal Food Drug and Cosmetic Act at 21CFR (Chapters 210, 211, 600 and 610) and the Guide to Good Manufacturing Practices for Medicinal Products as promulgated under European Directive 91/356/EEC. For the avoidance of doubt, Lonza’s operational quality standards are defined in internal cGMP policy documents.

“cGMP Batches”	means any Batches which are required under a purchase order that are to be manufactured in accordance with cGMP.

“Change Order”	means document mutually approved in writing by both Parties in accordance with the procedures set forth in Clause 3.5 that describes in reasonable detail an amendment or modification to the Project Plan or the Services or pricing, that is incorporated into a written amendment to the Agreement in accordance with clause 16.2.

“Commencement Date”	means the date of removal of the vial of cells from frozen storage for the production of a Batch.

“Confidential Information”	means Customer Information and/or Lonza Information, as the context requires.

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“Consumables”	means all bags, liners and other single use or regularly replaced materials that are required to perform the Manufacturing Process.

“Customer Change Request	has the meaning ascribed to it in Clause 3.5.

“Customer Indemnitees”	has the meaning ascribed to it in Clause 12.1.

“Customer Information”	means all technical and other information provided to Lonza, or its agents or representatives who are party to a separate confidentiality agreement with Customer and Lonza, by Customer pursuant to the Prior Agreement or this Agreement relating to the [ ]*, the Manufacturing Process or the Product, including any materials supplied by Customer to Lonza in accordance with the Project Plan or the Prior Agreement that is (a) not known to Lonza prior to disclosure or (b) not in the public domain.
“Customer Materials”	means any Raw Materials, components of Product, or other materials of any nature provided by Customer.

“Decision Request”	has the meaning ascribed to it in Clause 3.5.

”“Disclosing Party”	has the meaning ascribed to it in Clause 13.1.

“EMA”	means the European Medicines Agency, or any successor agency thereto.

“Engineering Batches”	means a Batch that is intended to demonstrate the transfer of the Manufacturing Process to the Facility.

“External Laboratories”	means any Third Party instructed by Lonza, with Customer’s prior consent, which is to conduct activities required to complete the Services.

“Facility”	means Lonza’s manufacturing facilities in Visp, Switzerland or such other Lonza facility as may be agreed upon by the Parties.

“FCA”	has the meaning ascribed to it in Clause 7.1.

“FDA”	means the United States Food and Drug Administration, or any successor agency thereto.

“Forecast”	has the meaning ascribed to it in Clause 6.1.

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“Governmental Authority”	means any Regulatory Authority and any national, multi-national, regional, state or local regulatory agency, department, bureau, or other governmental entity in the U.S. or European Union.

“Intellectual Property”	means (i) inventions (whether or not patentable), patents, trade secrets, copyrights, trademarks, trade names and domain names, rights in designs, rights in computer software, database rights, rights in Confidential Information (including know-how) and any other intellectual property rights, in each case whether registered or unregistered, and (ii) all applications (or rights to apply) for, and renewals or extensions of, any of the rights described in the foregoing clause (i).

“Investigative and Corrective Action Reports”	means the document that is used to record the investigation of, as well as the review and disposition of, a failure related to a cGMP manufacturing process or system.

“Lonza Change Request”	has the meaning ascribed to it in Clause 3.5.

“Lonza Indemnitees”	has the meaning ascribed to it in Clause 12.2.

“Lonza Information”	means all information that is proprietary to Lonza or any Affiliate of Lonza and that is maintained in confidence by Lonza or any Affiliate of Lonza and that is disclosed by Lonza or any Affiliate of Lonza to Customer under or in connection with this Agreement, including without limitation, any and all Lonza know-how and trade secrets.

“Lonza Responsibility”	has the meaning ascribed to it in Clause 7.3.4.

“Manufacturing Process”	means the production process developed under the Prior Agreement for the manufacture of Product, and any changes thereto agreed upon by the Parties in writing.

“Master Batch Record”	means the document, proposed by Lonza and approved by Customer, which defines the manufacturing methods, test methods and other procedures, directions and controls associated with the manufacture and testing of Product.

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[ ]*

“Materials Specification”	means a document detailing the specifications for each Raw Material, Resin or Consumable, each as mutually approved by the Parties.

“Party”	means each of Lonza and Customer and, together, the “Parties”.

“Price”	means the price for the Services and Products as set out in Appendix A.

“Prior Agreement”	has the meaning ascribed to it in the Recitals.

“Process Validation Batch”	means a Batch that is produced according to Master Batch Record and approved validation protocol(s) with the intent to show reproducibility of the Manufacturing Process and is required to complete process validation studies.

“Product”	means the proprietary molecule identified by Customer as PRT-201, to be manufactured using the Manufacturing Process by Lonza for Customer as specified in the Project Plan.

“Project Intellectual Property”	means, individually and collectively, all Intellectual Property conceived, created, discovered, developed, generated, made or reduced to practice or fixed in a tangible medium of expression as part of or based upon or related to activities undertaken as part of the Project Plan whether: (a) solely by one or more employees or agents or subcontractors of Lonza, or (b) solely by one or more employees or agents or subcontractors of Lonza and one or more employees or agents of the Customer.

“Project Plan”	means the plan(s) describing the Services to be performed by Lonza under this Agreement, including any update and amendment of the Project Plan to which the Parties may agree from time to time. The initial Project Plan is attached hereto as Appendix A.

“Quality Agreement”	means the quality agreement, to be agreed by the Parties prior to commencement of manufacture of the first Batch hereunder, setting out the

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responsibilities of the Parties in relation to quality as required for compliance with cGMP.

“Raw Materials”	means all ingredients, solvents and other components of the Product required to perform the Manufacturing Process or Services set forth in the bill of materials detailing the same (including Resins, Consumables or Wearables).

“Raw Materials Fee”	means the procurement and handling fee of [ ]* of the acquisition cost of Raw Materials by Lonza that is charged to the Customer in addition to the cost of such Raw Materials.

“Recall”	has the meaning ascribed to it in Clause 4.9.

“Receiving Party”	has the meaning ascribed to it in Clause 13.1.

“Reference Materials”	means Product that is generated from a Batch that is well characterized, packaged and stored in a controlled manner, and used as a standard or reference for analytical testing purposes.

“Regulatory Authority”	means the FDA, EMA and any other similar regulatory authorities as may be agreed upon in writing by the Parties.

“Release”	has the meaning given in Clause 7.1.

“Resin”	means the chromatographic media and/or tangential flow filtration membranes intended to refine or purify the Product, as specified in the Master Batch Record.

“Rules”	has the meaning given in Clause 16.5.

“Services”	means all or any part of the services to be performed by Lonza under this Agreement (including, without limitation, process and analytical method transfer, process development, process optimization, validation, clinical and commercial manufacturing, as well as quality control and quality assurance activities), particulars of which are set out in a Project Plan.

“Specifications”	means the specifications of the Product as specified in Appendix B, which may be amended

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from time to time in accordance with this Agreement.

“Term”	has the meaning given in Clause 14.

“Third Party”	means any party other than Customer, Lonza and their respective Affiliates.

“Waste”	means any “hazardous substance” and/or “hazardous material” as provided under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), any “hazardous waste” as provided under the Resource Conservation and Recovery Act (RCRA), and/or any other pollutant and/or contaminant of any kind.

“Wearables”	means any coverings or protective gear used by Lonza employees or agents in the course of the performing the Services, including without limitation gloves, coveralls, booties and eye shields.

[        ]*

2              Performance of Services

2.1	Performance of Services. Subject to Clauses 2.2 and 2.3, Lonza shall itself and through its Affiliates, diligently carry out the Services as provided in the Project Plan and use commercially reasonable efforts to perform the Services without any material defect and according to the estimated timelines as set forth in the Project Plan. Lonza shall retain appropriately qualified and trained personnel with the requisite knowledge and experience to perform the Services in accordance with this Agreement. Lonza may subcontract or delegate any of its rights or obligations under this Agreement to perform the Services; provided, that any External Laboratories shall be subject to the same obligations and other provisions contained in this Agreement or any applicable Project Plan. Lonza shall not be responsible for the services performed by External Laboratories selected by Customer.

2.2	Engineering Batches. Lonza shall manufacture Engineering Batches in accordance with the Project Plan. Customer shall have the right to make whatever further use of the non-cGMP Engineering Batches as it shall determine, provided that Customer pays for such Batches, such use is not for human use and does not violate any Applicable Laws. Lonza makes no warranty that Engineering Batches will meet cGMP or the Specifications. If Lonza determines that an Engineering Batch does meet cGMP and the Specifications, it will release such Engineering Batch as a cGMP Batch. Regardless of whether any Engineering Batch meets cGMP or the Specifications, Customer shall pay to Lonza the

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Price for such Engineering Batch plus the Raw Materials Fee associated with such Engineering Batches.

2.3	cGMP Batches. Lonza will, in accordance with the terms of this Agreement and the Quality Agreement, manufacture at the Facility and Release to Customer, cGMP Batches that comply with the Manufacturing Process, cGMP and the Specifications, together with a Certificate of Analysis; provided, however, that cGMP manufacture shall not commence until at least one (1) successful Engineering Batch has been manufactured in compliance with cGMP and Specifications. Prior to commencement of cGMP manufacturing, Lonza shall review the process assumptions. In the event that there is a material difference in the process assumptions as compared with the process results demonstrated during the manufacture of Engineering Batches, the Parties shall meet to discuss in good faith a revision to the Batch Price to reflect such difference.

2.4	Process Validation Batches. Lonza shall manufacture and deliver Process Validation Batches as mutually agreed by Parties sufficient to document the operability and reproducibility of the Manufacturing Process and permit the Parties to complete and file the necessary regulatory documents.

2.4.1	Prior to commencement of Process Validation Batches, Lonza and Customer shall agree a process validation plan identifying the validation requirements of the Manufacturing Process. All process validation activities are excluded from the Price of Process Validation Batches shall be approved by the Customer in advance and shall be paid for by the Customer at the Price set out in the applicable Project Plan.

2.4.2	Any regulatory support activities (including pre-Approval inspection) required and agreed to by Customer to support the Approval of the Product from the Facility shall be performed and supported by Lonza as reasonably requested by Customer. All such regulatory support activities are excluded from the Price of Process Validation Batches, shall be approved by the Customer in advance, and shall be paid for by the Customer at the Price set out in the applicable Project Plan. For the avoidance of doubt, it is expressly understood and agreed that Lonza shall use commercially reasonable efforts to produce each of the three (3) Manufacturing Process validation Batches in succession and shall commence manufacturing of each of the three (3) Manufacturing Process validation Batches no later than the sixty (60) days from the Commencement Date for such Batches originally estimated at the time of Lonza’s acceptance of the binding purchase order.

2.5	Supply of Customer Information and Customer Materials. Customer shall supply to Lonza all Customer Information and Customer Materials and other information or materials that may be reasonably required by Lonza to perform the Services. Lonza shall not be responsible for any delays arising out of Customer’s failure to provide such Customer Information, Customer Materials, or other information or materials reasonably required to perform the Services to Lonza, and Customer shall be responsible for all additional costs and expenses arising out of such delay, including, if applicable, any idle Facility capacity costs.

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2.6	Raw Materials. Lonza shall procure all required Raw Materials as well as Consumables other than those Raw Materials that are Customer Materials. Lonza shall purchase and hold a minimum of one (1) extra Batch’s requirements of Raw Materials (except for Resins) to serve as safety stock, and invoice at the end of the Campaign based on the Bill of Materials. Customer shall be responsible for payment for all consumables and Raw Materials ordered or irrevocably committed to be procured by Lonza hereunder. Upon cancellation of any Batch or termination of the Agreement, all unused Raw Materials shall be paid for by Customer within thirty (30) days of invoice and at Customer’s option will either be (a) delivered to Customer, or (b) disposed of by Lonza. Notwithstanding the foregoing, Resins are invoiced in accordance with Clause 8.3. All Raw Materials procured by Lonza shall comply with the applicable Specifications. Lonza or a subcontractor (including any supplier of Raw Materials) shall perform testing and evaluation of the Raw Materials, as required to meet the foregoing obligations.

3              Project Management / Steering Committee

3.1	Project Plans. With respect to a new project to be governed by this Agreement, a new Project Plan shall be added by agreement in a writing signed by the Parties and appended to Appendix A. Each Project Plan shall include a description of the Services to be provided, the Product to be manufactured, Specifications, a schedule for completion of the Project Plan, pricing details, and such other information as is necessary for relevant Services. In the event of a conflict between the terms of a Project Plan and this Agreement, the terms of this Agreement will govern. For the avoidance of doubt, it is understood and agreed that a Project Plan may be amended by the Parties to add additional studies necessary or useful to the validation campaign for the Manufacturing Process in support of the Customer’s Biologics Licensing Application for the Customer’s drug product.

3.2	Project Management. With respect to each Project Plan, each party will appoint a project manager who will be the principal point of contact for such Party and who will be responsible for overseeing the Project Plan on behalf of such Party in conjunction with the project manager appointed by the other Party. As part of their duties, the project managers shall be responsible for monitoring and revising the Project Plan (in accordance with the procedures set forth in Clause 3.5), responding to decision requests (in the case of Customer), establishing operating guidelines, defining communication formats, forming and approving project teams and monitoring the general progress of the Project Plan. The initial project managers shall be appointed not later than thirty (30) days after the Effective Date. All hours invoiced by Lonza, including project administration tasks, including but are not limited to, meeting attendance, document review, document approval and project consultation, must be attributed to tasks directly related to the Project Plan. The pricing quoted in Appendix A includes project administration costs.

3.3	Steering Committee. As needed and if mutually agreed by both Parties, each Party shall name a mutually agreed upon equal number of representatives for the Steering Committee, which shall meet twice per calendar year, or as otherwise mutually agreed by the Parties. In the event that a Steering Committee dispute cannot be resolved, such dispute shall be escalated to a senior executive of each of Customer and Lonza.

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The primary function of the Steering Committee is to ensure the ongoing communication between the Parties and discuss and resolve any issues arising under this Agreement.

3.3.1	discuss and seek resolution of issues around management of the Services;

3.3.2	agree and monitor deadlines and milestones for the Services; and

3.3.3	discuss and recommend any changes to the Services using the procedures specified in Clause 3.5.

3.4	Person in Plant. Customer shall be permitted to have, at no additional cost, one (1) employee at the Facility as reasonably requested by Customer, at any time commencing two weeks prior to the manufacturing commencement date through two weeks post fill for the purpose of observing, reporting on, and consulting as to the performance of the Services. Such employee shall be subject to and agree to abide by confidentiality obligations to Third Parties and Lonza’s customary practices and operating procedures regarding persons in plant, and such employee agrees to comply with all instructions of Lonza’s employees at the Facility.

3.5	Project Change Order Process. (a) The Project Plan may be amended by agreement of the Parties through the Change Order procedures set forth in this Clause 3.5. In the case of a Change Order to a Project Plan, that Change Order becomes the controlling document. Lonza may from time to time notify Customer that Lonza requires approvals or other actions by Customer relating to the Services that do not represent a change in the terms of the Project Plan (each, a “Decision Request”). Adherence to the time-scales set out in the Project Plan is contingent in part on Customer’s reasonably expedient review and response to such Decision Requests. When making a Decision Request, Lonza shall provide Customer with written notice that includes a description of the approval that it is seeking and copies of the requisite documents, data and development paths to which such approval relates. Customer shall respond to each Decision Request notice within the period of time specified in the Decision Request notice (not to be less than one (1) Business Day nor more than two (2) Business Days after Customer has received from Lonza the Decision Request and the requisite documents, data and development paths). Any change from an approved Decision Request shall be subject to the procedures specified in Clause 3.5(b)-(c). If Customer’s decision on a Decision Request affects the Services specified in the Project Plan, then Customer shall issue a Customer Change Request and such Customer Change Request shall be subject to the procedures specified in Clause 3.5(b)-(c).

(b) Any amendments or modifications to the Services specified in the Project Plan shall be set forth in writing in a Change Order mutually agreed upon by the Parties using the procedure set forth in this Clause 3.5. During the Project, Customer may request amendments to the Project Plan to effect changes in the Services specified in the Project Plan. If Customer wishes to make a change it shall notify Lonza of the requested change specifying the change with sufficient details to enable Lonza to evaluate it (a “Customer Change Request”). Within ten (10) Business Days following the date of Lonza’s receipt of a Customer Change Request, Lonza shall deliver a Change Order document that: (i)

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assesses the impact of the change on the schedule and price, and (ii) incorporates a description of the requested change and the cost therefor.

(c) Within five (5) Business Days following Customer’s receipt of a Lonza Change Order (“Response Period”), Customer will notify Lonza whether or not it accepts the Change Order. If Customer accepts the Change Order, then the provisions of this Agreement shall be deemed amended to incorporate such change in accordance with the Change Order. If Customer notifies Lonza not to proceed within the Response Period, then the Customer Change Request shall be deemed withdrawn and Lonza shall take no further action in respect of it. If Lonza has not received any notice by the expiration of the Response Period, then Customer shall be deemed to have advised Lonza not to proceed. A separate Change Order will be required for each Customer Change Request but a Customer Change Request may include multiple changes; and each Change Order will become subject to this Agreement when signed by Lonza and Customer. Change Orders shall be implemented as soon as commercially practicable to do so or as otherwise set forth in the Change Order. Customer shall be responsible for payment of any price increase resulting from any such Change Order, which shall be priced as mutually agreed upon by the Parties prior to commencement of the additional services;.

(d) Lonza may not make any changes in the Project Plan without Customer’s prior written approval, which shall not be unreasonably withheld or delayed. Lonza may recommend amendments to the Project Plan to effect changes in the services specified in the Project Plan if necessary to respond to difficulties encountered in achieving the technical objectives of the Project or if otherwise recommended by Lonza. If Lonza wishes to recommend a Change Request, it shall notify Customer of the requested change in accordance with Lonza’s SOP and provide Customer with a Lonza Change Request and a Change Order and the provisions of Clause 3.5(b)-(c) shall apply.

4              Quality

4.1	Responsibility for quality assurance and quality control of Product shall be allocated between Customer and Lonza as set forth in the Quality Agreement and in Lonza standard operating procedures. If there is a conflict between the terms and conditions of this Agreement and the Quality Agreement, the terms and conditions of this Agreement shall prevail. If the Quality Agreement is not in place at the Effective Date, Lonza and Customer commit to enter into the Quality Agreement in a timely manner, but in no event later than the commencement of cGMP manufacturing.

4.2	During regular business hours and upon at least twelve (12) weeks prior notice to Lonza, Customer shall have the right to perform, directly or through its representatives (agreed with Lonza in advance), certain manufacturing audits as set forth in the Quality Agreement, or as otherwise agreed in writing by Lonza and Customer. All Lonza personnel time and resources necessary to complete the first manufacturing audit for a calendar year shall be provided at no cost to Customer. Customer shall be responsible for all Third Party costs of all manufacturing audits. Audits shall not exceed three (3) Business Days with no more than two (2) sub-groups of auditors.

4.3	Lonza shall secure and maintain in good order, at its sole cost and expense, such current governmental registrations, permits and licenses as are required by Governmental

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Authorities in order for Lonza to perform all of its obligations under this Agreement (including, without limitation, Annual Registration of Drug Establishment registrations (Form FDA 2656e) granted by the FDA and any comparable registrations granted by any other Regulatory Authority) (each, a “Registration”), for so long and insofar as is necessary to permit Lonza to perform any of its obligations under this Agreement. Notwithstanding the foregoing, Customer shall be responsible for reimbursing Lonza for the cost of any permits that are solely and specifically required to manufacture the Product.

4.4	Within five (5) days of the execution of this Agreement, Customer shall provide Lonza with all information in Customer’s possession or control concerning any health hazards or potential health hazards associated with exposure to or the handling, storage, use or disposal of Product, including, without limitation, a Material Safety Data Sheet for Product. In the event that any such information is updated or corrected, Customer shall notify Lonza thereof and provide Lonza with the updated or corrected information within five (5) days of each update and/or correction.

4.5	Customer must notify Lonza of any hazardous conditions or Wastes known to Customer that may exist or be produced by Lonza in the course of performing the services contemplated by this Agreement. At Customer’s expense, Lonza or a designated Third Party contractor shall handle, label, package, store, transport and dispose of all Wastes generated through performance of the manufacturing and processing activities hereunder in material compliance with all Federal, state and local laws, rules, and regulations applicable to such handling, labelling, packaging, storage, transport and disposal. Each Party shall promptly notify the other of any health hazards or potential health hazards of which it is or becomes aware concerning exposure to or handling of the Raw Materials or Product.

5              Insurance

5.1	Each Party shall, during the Term and for five (5) years after delivery of the last Product manufactured or Services provided under this Agreement, obtain and maintain at its own cost and expense from a qualified insurance company, comprehensive general liability insurance including, but not limited to product liability insurance in the amount of at least [ ]* U.S. Dollars per claim; provided that during the time prior to the first commercial sale of the Product in finished form Customer may maintain coverage in the amount of at least [ ]* U.S. Dollars per claim for claims other than product liability claims and coverage. Such coverage can be in a CGL policy that also covers product liability or through separate policies. The required limits can be satisfied by an excess policy if needed. All such insurance shall be effective as of the Effective Date of this Agreement. Each Party shall provide the respective other Party with a certificate of such insurance upon reasonable request.

6              Forecasting, Ordering and Cancellation

6.1	Forecasting. Customer has provided Lonza with notice that Customer requires three (3) Manufacturing Process validation Batches and one (1) cGMP Batch, with production to commence on or about June 1, 2017; with respect to subsequent time periods, Customer shall follow the procedure specified in this Clause 6.1. No later than the first (1st) day of

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each calendar quarter commencing March 30, 2017, Customer shall supply Lonza with a written forecast showing Customer’s good faith estimated quarterly requirements for Batches for the following thirty-six (36) month period (the “Forecast”), provided that from the Effective Date up to March 30, 2017, the thirty-six (36) month period of the Forecast shall be reduced to an eighteen (18) month period. No later than thirty days (30) days following Lonza’s receipt of a Forecast, Lonza shall provide written notice to Customer of whether it has (as of the date of receipt of the Forecast) capacity available to manufacture the number of Batches forecasted therein and shall provide Customer with an estimated production schedule showing the estimated Commencement Date and delivery date of each Batch. The forecast and notice of available capacity given in this Clause 6.1 shall not be binding on Customer or Lonza.

6.2	Purchase Orders. Simultaneously with the execution of this Agreement, Customer shall place purchase orders for the three (3) Process Validation Batches and one (1) cGMP Batch scheduled to commence on or about June 1, 2017, it being understood that (i) Lonza may not invoice Customer in respect of any such Process Validation Batches and cGMP Batch prior to the date that is [ ]* days prior to the Commencement Date for each such Process Validation Batch and cGMP Batch; and (ii) in the event that one of the three Process Validation Batches is not successful then the cGMP Batch shall become a Process Validation Batch. Customer shall place purchase orders binding on Customer for the number of Batches it wishes to order at least eighteen (18) months (or earlier as may be reasonably requested by Lonza) prior to the Commencement Date for such Batches in accordance with Lonza’s most recent response to the Forecast. Each binding purchase order shall be signed by Customer’s duly authorized representative, shall authorize Lonza to manufacture such Batches of the Product as are set forth therein, subject to available capacity at the Facility as of the date of Lonza’s receipt of such purchase order. Lonza shall not be obligated to commence manufacture of any Batch unless and until such written purchase order is accepted in writing by Lonza. Any delivery date set forth in Lonza’s written confirmation of a purchase order shall be an estimated delivery date only. All ordered Batches shall be scheduled in a single Campaign in each calendar year unless otherwise agreed by Lonza. Any additional or inconsistent terms or conditions of any Customer purchase order, acknowledgement or similar standardized form given or received pursuant to this Agreement shall have no effect and such terms and conditions are hereby rejected.

6.3	Rescheduling. Lonza shall have the right to reschedule a Commencement Date of any Batch or Campaign upon reasonable prior written notice to Customer, provided that, except as otherwise set forth in the last sentence of Section 2.4.2, the rescheduled Commencement Date is no earlier or no later than ninety (90) days from the Commencement Date originally estimated at the time of Lonza’s acceptance of the binding purchase order for all other Batches. If the Customer requests to change the Commencement Date, Lonza will use commercially reasonable effort to accommodate the request; provided, however, Lonza shall not be obligated to accommodate such a request in the event such change would (i) create an unused manufacturing slot for the Facility, or (ii) adversely impact other projects scheduled for occupancy in the designated Facility. Any such change requested by Customer may result in a rescheduling fee. A Customer request to reschedule the Batch Commencement Date by more than ninety (90)

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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days shall be treated as a cancellation and Cancellation Fee shall apply, subject to Clause 6.4.

6.4	Cancellation of a Binding Purchase Order. Except for the purchase order issued by Customer under the LOI, Customer may cancel a binding purchase order upon written notice to Lonza, subject to the payment of a cancellation fee as calculated below (the “Cancellation Fee”):

6.4.1	Except as otherwise set forth in Section 6.4.2, in the event that Customer provides written notice of cancellation to Lonza less than or equal to [ ]* prior to the Commencement Date of one or more Batches, then [ ]* of the Batch Price of each such Batch cancelled is payable;

6.4.2	In the event Customer with respect to any Process Validation Batch with a Commencement Date scheduled on or prior to [ ]*, provides written notice of cancellation less than or equal to [ ]* prior to the Commencement Date of such Process Validation Batch based upon a clinical trial failure that prevents Customer from moving forward with licensure based upon Customer’s Phase III Clinical Trial (Protocol No. PRT201-301) or a regulatory hold then [ ]* of the Batch Price of each such Batch cancelled is payable;

In the event Customer with respect to any Process Validation Batch with a Commencement Date scheduled on or prior to [   ]*, provides written notice of cancellation more than [   ]* to the Commencement Date of such Process Validation Batch based upon a clinical trial failure that prevents Customer from moving forward with licensure based upon Customer’s Phase III Clinical Trial (Protocol No. PRT201-301) or a regulatory hold then [   ]* of the Batch Price of each such Batch cancelled is payable;

6.4.3	In the event Customer provides written notice of cancellation more than [ ]* months prior to the Commencement Date of a subject Batch, then no Cancellation Fee is payable.

6.4.4	Upon notice of cancellation of a purchase order for Services other than manufacture of Batch(es), Lonza will promptly cancel, to the extent possible, any third party obligations. Customer will pay for work completed up to the effective date of such cancellation, any related irrevocable incurred Raw Materials and Raw Materials Fee(s) and third party testing services by Lonza. Following the notice of cancellation, Lonza shall perform only those Services and activities that are not cancelled.

6.5	Payment of Cancellation Fee. Any Cancellation Fee shall be payable within thirty (30) days following the written notice of cancellation associated with the cancelled Batch. Any Cancellation Fee shall include [ ]* incurred by Lonza.

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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6.6	Replacement Project. Notwithstanding the foregoing, Lonza will use commercially reasonable efforts to secure a new project (but excluding any project then under contract with Lonza) for the cGMP manufacturing space, and for the same dates and duration that would have been occupied by Customer, and then, in such case, the Cancellation Fee for each Batch cancelled that is replaced by a Batch of the new project shall be reduced by an amount equal to [ ]* of the production fees associated with such replacement Batch. Notwithstanding the foregoing, if Lonza reschedules any project then under contract with Lonza for the cGMP manufacturing space subject to the Customer cancellation and Lonza is thereafter able to secure a new project (excluding any project then under contract with Lonza) for the cGMP manufacturing space occupied by such rescheduled project, then the Cancellation Fee for each Batch cancelled that is replaced by a Batch of the new project shall be reduced by an amount equal to [ ]* of the production fees associated with such replacement Batch.

7              Delivery and Acceptance

7.1	Delivery. All Product shall be delivered FCA (as defined by Incoterms® 2010) the Facility. Lonza shall deliver to Customer the Certificate of Analysis, the Certificate of Compliance, and such other documentation as is reasonably required to meet all applicable regulatory requirements of the Governmental Authorities not later than the date of delivery of Batches (the “Release”) or disposition of non-GMP Batches. With respect to any Customer Materials, title and risk of loss shall remain with the Customer and shall not transfer to Lonza. With respect to Product, title and risk of loss shall transfer to Customer upon Release in accordance with this provision.

7.2	Storage. Customer shall arrange for shipment and take delivery of such Batch from the Facility, at Customer’s expense, within thirty (30) days after Release or pay applicable storage costs. Lonza shall provide storage on a bill and hold basis for such Batch(es) at no charge for up to thirty (30) days; provided that any additional storage beyond thirty (30) days will be subject to availability and, if available, will be charged to Customer and will be subject to a separate agreement. In addition to Clause 8.2, Customer shall be responsible for all value added tax (VAT) and any other applicable taxes, levies, import, duties and fees of whatever nature imposed as a result of any storage. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Lonza be required to store any Batch for more than [ ]* calendar days after Release. Within five (5) days following a written request from Lonza, Customer shall provide Lonza with a letter in form satisfactory to Lonza confirming the bill and hold status of each stored Batch.

7.3	Acceptance/Rejection of Product.

7.3.1	Promptly following Release of Batches, Customer shall inspect such Batches and shall have the right to test such Batches to determine compliance with the Specifications. Customer shall notify Lonza in writing of any rejection of a Batch based on any claim that it fails to meet Specifications within thirty (30) days of Release, after which time all unrejected Batches shall be deemed accepted; provided that (a) Lonza provides timely answers to information requests and resolution of issues arising from Customer’s review of such Batch (and the thirty (30) day period shall be extended to account for Lonza’s failure to provide timely answers to information requests and resolution of such issues); and (b) failure to

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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notify shall not prejudice Customer’s right to reject or revoke acceptance of the Batch if the non-conforming condition causing the Product to fail to meet Specifications could not have been detected by Customer’s inspection undertaken pursuant to this Clause 7.3.1; provided that any such notification shall be provided to Lonza within six (6) months of delivery of the Product; and (c) the warranty provided in Clause 11.1.3 and Lonza’s obligations under Clause 12.1 shall survive acceptance of the Batch by Customer until expiration of the additional 6-month period specified above. In the event that Customer desires to accept a Batch prior to the end of the thirty (30) day period, Customer will provide written notice of such acceptance to Lonza.

7.3.2	Any Batches rejected by Customer are to be returned to Lonza, at Customer’s expense, or held in quarantine and in no circumstances shall the Customer use or destroy the Batches. Customer shall provide Lonza with written notice of rejection of any Batch, which shall specify the manner in which the Batch fails to conform to the warranties set forth in Clause 11.2.

7.3.3	In the event that Lonza believes that a Batch has been incorrectly rejected, Lonza may require that Customer provide to it Batch samples for testing. Lonza may retain and test the samples of such Batch. In the event of a discrepancy between Customer’s and Lonza’s test results such that Lonza’s test results fall within relevant Specifications, or there exists a dispute between the Parties over the extent to which such failure is attributable to a given Party, the Parties shall cause an independent laboratory promptly to review records, test data and perform comparative tests and/or analyses on samples of the Product that allegedly fails to conform to Specifications. Such independent laboratory shall be mutually agreed upon by the Parties. The independent laboratory’s results shall be in writing and shall be final and binding save for manifest error. Unless otherwise agreed to by the Parties in writing, the costs associated with such testing and review shall be borne by the Party against whom the independent laboratory rules.

7.3.4	Lonza shall replace any Batch (except for an Engineering Batch) that failed to meet the Specifications (a “Failed Batch”), to the extent that it is determined (by the Parties or the independent laboratory) that such failure was solely due to Lonza’s material breach of its obligations hereunder, negligence or intentional misconduct (“Lonza Responsibility”). Such replacement shall be made as promptly as practicable, in light of available manufacturing capacity, after the confirmation of Lonza Responsibility, and in any case as soon as reasonably possible after confirmation of Lonza Responsibility. Where possible, such replacement Batch shall be manufactured with the next scheduled cGMP Batch or Campaign. Customer acknowledges and agrees that its sole remedy with respect to a Failed Batch that is a Lonza Responsibility is as set forth in this Clause 7.3.4, and in furtherance thereof, Customer hereby waives all other remedies at law or in equity regarding the foregoing claims. Lonza shall not be responsible for the cost of Raw Materials or Customer Materials consumed in any Failed Batch except to the extent set forth in this Clause 7.3.4.

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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8              Price and Payment

8.1	Pricing for the Services and/or Batches of Product delivered by Lonza are set out in, and based on the assumptions and information set out in, the applicable Project Plan. Any change in scope of services of the Project Plan shall be subject to an amendment to be signed between Parties. In the event of changes to the Services based on Customer’s request, Customer shall bear all additional costs. Any reduction in the number of Batches shall be subject to the Cancellation fees as set forth in Clause 6 and any reduction in Services other than manufacturing Batches shall be subject to Clause 6.4.4.

8.2	Unless otherwise indicated in writing by Lonza, [ ]*, all Prices and charges are exclusive of value added tax (VAT) and of any other applicable taxes, levies, import, duties and fees of whatever nature imposed by or under the authority of any government or public authority and all such charges applicable to the Services shall be paid by Customer. When sending payment to Lonza, the Customer shall quote the relevant invoice number in its remittance advice. The Parties will cooperate to minimize, to the extent legally permissible, the tax liabilities related to this Agreement. Notwithstanding the foregoing, such cooperation shall not cause any adverse tax consequences to be incurred by either Party that would not have otherwise been incurred under the provisions of this Agreement, including this Clause 8.2.

8.3	Lonza shall issue invoices to Customer for fifty percent (50%) of the Price for Products or Services upon commencement thereof and fifty percent (50%) upon Release of applicable Batches or completion of applicable Services, unless otherwise stated in the Project Plan. Charges for Raw Materials and the Raw Materials Fee for each Batch shall be invoiced upon the Release of each Batch. Charges for Resins shall be invoiced by Lonza upon placement of purchase orders for such Resins by Lonza plus the Raw Materials Fee. All invoices are strictly net and payment must be made within thirty (30) days of date of invoice. Payment shall be made without deduction, deferment, set-off, lien or counterclaim.

8.4	If in default of payment of any undisputed invoice on the due date, interest shall accrue on any amount overdue at the lesser of (i) rate of [ ]* per month above the London Interbank Offered Rate (LIBOR) or (ii) the maximum rate allowable by applicable law, interest to accrue on a day to day basis until full payment; and Lonza shall, at its sole discretion, and without prejudice to any other of its accrued rights, be entitled to suspend the provision of the Services and or delivery of Product until all overdue amounts have been paid in full including interest for late payments.

8.5	Price adjustments.

8.5.1	Not more than once per calendar year starting in January [ ]*, Lonza may adjust the Price in accordance with the US Department of Labor’s Bureau of Labor Statistics Pharmaceutical Preparations Index, ethical PCU 325414 (or any successor index) increase for the previous calendar year. The new Price reflecting such Batch Price adjustment shall be effective for any Batch for which the Commencement Date is on or after the date of Lonza’s notice to Customer of the Price adjustment.

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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8.5.2	[ ]*

9              Capital Equipment

9.1	Any Capital Equipment required for the performance of the Services shall be acquired on terms to be agreed by the Parties prior to commencement of the relevant Services.

10           Intellectual Property

10.1	Except as expressly otherwise provided under this Clause 10, neither Party will, as a result of this Agreement, acquire any right, title, or interest in any Background Intellectual Property (including any Confidential Information) of the other Party.

10.2	[ ]* In the event Lonza uses any Lonza Information and/or Lonza Background Intellectual Property in performing the Services or incorporates any Lonza Information or Lonza Background Intellectual Property into the Manufacturing Process without obtaining prior written consent of Customer and such Lonza Information or Lonza Background Intellectual Property is necessary [ ]* (excluding Lonza operating documents, which include standard operating procedures (SOPs), standard manufacturing procedures and protocols, raw material specifications, validation documentation, supporting documentation and procedures used by Lonza, including environmental monitoring, for operation and maintenance of the Facility, and Lonza equipment used in the Manufacturing Process, but excluding any of the foregoing that are necessary for the Manufacturing Process) to make or have made the Product, Lonza hereby grants to Customer a non-exclusive, world-wide, fully paid-up, irrevocable (unless Licensee commits a material breach of this Agreement which is not remedied within ninety (90) days provided, however, in the event of a good faith dispute with respect to the existence of such breach, the ninety (90) day cure period shall be tolled until such time as the dispute is resolved pursuant to Clause 16.5), transferable license, including the right to grant sublicenses, to (a) use such Lonza Information and/or Lonza Background Intellectual Property to make or have made the Product and any improvements thereof, and (b) use, sell, offer for sale, or import the Product and any improvements thereof made using such Lonza Information and/or Lonza Background Intellectual Property.

10.3	Project Intellectual Property that relates exclusively to (i) the Customer Background Intellectual Property or (ii) the Product, including the development, formulation or manufacture of the Product shall, regardless of inventorship, become the sole property of Customer.

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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10.4	Project Intellectual Property that relates (i) exclusively to the Lonza Background Intellectual Property or (ii) to the development, formulation or manufacture of biopharmaceutical products generally shall, regardless of inventorship, become the sole property of Lonza.

10.5	Lonza hereby assigns to Customer all of its right, title and interest in any Project Intellectual Property covered by Clause 10.3. Lonza shall execute, and shall require its personnel as well as its Affiliates, External Laboratories or other contractors or agents and their personnel involved in the performance of the Services to execute, any documents reasonably required to confirm Customer’s ownership of the Project Intellectual Property covered by Clause 10.3, and any documents required to apply for, maintain and enforce any patent or other right in the such Project Intellectual Property.

10.6	Customer hereby assigns to Lonza all of its right, title and interest in any Project Intellectual Property covered by Clause 10.4. Customer shall execute, and shall require its personnel as well as its Affiliates other contractors or agents and their personnel to execute, any documents reasonably required to confirm Lonza’s ownership of the Project Intellectual Property covered by Clause 10.4, and any documents required to apply for, maintain and enforce any patent or other right in such Project Intellectual Property. Customer shall have a fully-paid up and royalty-free license to use Project Intellectual Property covered by Clause 10.4 for purposes of making or having made the Product.

10.7	Subject to Clause 10.8, Customer hereby grants Lonza the non-exclusive right to use the Customer Information, Customer Background Intellectual Property and Project Intellectual Property covered by Clause 10.3 during the Term solely for the purpose of fulfilling its obligations under this Agreement.

10.8	Customer will have the right to transfer the Manufacturing Process to itself and/or any Third Party; provided, however, to the extent such technology transfer includes Lonza Information or Lonza Background Intellectual Property incorporated into the technology with the express written consent of Customer in accordance with the procedure specified in Clause 10.2, and Customer transfers the Manufacturing Process to a Third Party contract manufacturer, then such technology transfer shall be subject to a one-time reasonable licensing fee to be negotiated in good faith on terms to be agreed upon by the Parties at the time such Lonza Information or Lonza Background Intellectual Property is incorporated into the technology with the express written consent of Customer in accordance with the procedure specified in Clause 10.2. Lonza shall provide reasonably necessary documents to complete such technology transfer and Customer shall reimburse Lonza for any costs (based on a full-time employee rate for such support) and expenses. In the event and to the extent that any such Lonza Information, Lonza Background Intellectual Property is incorporated into the Product or the Manufacturing Process without Customer’s prior written consent in accordance with the procedure specified in Clause 10.2 and to the extent that any such Lonza Information or Lonza Background Intellectual Property is necessary [ ]* (excluding Lonza operating documents, which include standard operating procedures (SOPs), standard manufacturing procedures and protocols, raw material specifications, validation documentation, supporting documentation and procedures used by Lonza, including environmental monitoring, for operation and maintenance of the Facility, and Lonza equipment used in the Manufacturing Process, but excluding any of the foregoing that are necessary for the Manufacturing Process) to make

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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or have made the Product then it shall automatically and without further action by either Party become subject to this Clause 10.8 on a fully-paid up and royalty-free basis.

11           Warranties

11.1	Lonza represents and warrants that:

11.1.1	The Manufacturing Process developed under the Prior Agreement does not incorporate any Lonza Information or Lonza Background Intellectual Property which is necessary to make or have made the Product and that Customer shall not be obligated to make any payment to Lonza in respect of any Lonza Information or Lonza Background Intellectual Property embodied in or used as part of the Manufacturing Process.

11.1.2	the Services shall be performed in accordance with all Applicable Laws;

11.1.3	except with respect to any development services and Engineering Batches, the manufacture of Product shall be performed in accordance with cGMP and each cGMP Batch of Product will (i) meet the Specifications upon Release; and (ii) be transferred free and clear of any liens or encumbrances of any kind to the extent arising through or as a result of the acts or omissions of Lonza;

11.1.4	it or its Affiliate holds all necessary permits, approvals, consents and licenses to enable it to perform the Services at the Facility; and

11.1.5	it has the necessary corporate authorizations to enter into and perform this Agreement.

11.2	Customer represents and warrants that:

11.2.1	To the Customer’s knowledge, Customer has all the rights necessary to permit Lonza to perform the Services without infringing the Intellectual Property rights of any Third Party and the performance of the Services shall not infringe any Third Party Intellectual Property rights;

11.2.2	Customer will promptly notify Lonza in writing if it receives or is notified of a formal written claim from a Third Party that Customer Information and/or Customer Intellectual Property or that the use by Lonza thereof for the provision of the Services infringes any Intellectual Property or other rights of any Third Party; and

11.2.3	Customer has the necessary corporate authorizations to enter into this Agreement.

11.3	DISCLAIMER: THE WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, AND ALL OTHER WARRANTIES, BOTH EXPRESS AND IMPLIED, ARE HEREBY EXPRESSLY DISCLAIMED BY EACH PARTY, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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12           Indemnification and Liability

12.1	Indemnification by Lonza. Lonza shall indemnify the Customer, its Affiliates, and their respective officers, employees and agents (“Customer Indemnitees”) for any loss, damage, costs and expenses (including reasonable attorney fees) that Customer Indemnitees may suffer as a result of any Third Party claim arising directly out of (i) any material breach of the warranties given by Lonza in Clause 11.1 above or (ii) any claims alleging that the Services (excluding use by Lonza of the Manufacturing Process developed under the Prior Agreement, Customer Information and/or Customer Background Intellectual Property) infringe any Intellectual Property rights of a Third Party except, in each case, to the extent that such claims resulted from the negligence, intentional misconduct or breach of this Agreement by any Customer Indemnitees.

12.2	Indemnification by Customer. Customer shall indemnify Lonza, its Affiliates, and their respective officers, employees and agents (“Lonza Indemnitees”) from and against any loss, damage, costs and expenses (including reasonable attorney fees) that Lonza Indemnitees may suffer as a result of any Third Party claim arising directly out of (i) any material breach of the warranties given by Customer in Clause 11.2 above; or (ii) any claims alleging that the performance of Services relating to the Manufacturing Process developed under the Prior Agreement, Customer Information and/or Customer Background Intellectual Property infringes any Intellectual Property rights of third parties; or (iii) the manufacture, use, sale, or distribution of any Product, including any claims of product liability; except, in each case, in the event and to the extent that such claims resulted from the negligence, intentional misconduct or breach of this Agreement by any Lonza Indemnitees.

12.3	Indemnification Procedure. To receive the benefit of indemnification under Clause 12.1 or Clause 12.2, the Party to be indemnified must (a) promptly notify the Party from whom indemnification is sought (the “Indemnifying Party”) in writing of any claim, lawsuit or other action in respect of which the Customer Indemnitee or the Lonza Indemnitee, as applicable, intends to claim such indemnification; provided, that failure to give such notice shall not relieve Indemnifying Party of its indemnification obligations except where, and solely to the extent that, such failure actually and materially prejudices the rights of Indemnifying Party; (b) tender to the Indemnifying Party, and cause its Affiliates and their respective directors, officers, employees and agents to tender to, the Indemnifying Party, full authority to defend or settle the claim or suit; at its discretion, provided that no settlement requiring any admission by the Party seeking indemnification or that imposes any obligation on the Party seeking indemnification shall be made without the Party seeking indemnification’s consent; and (c) provide reasonable cooperation to the Indemnifying Party and its legal representatives and insurer, and cause its Affiliates and their respective directors, officers, employees and agents to reasonably cooperate with the Indemnifying Party and its legal representatives and insurer in the investigation and defense of any claim, lawsuit or other action covered by this indemnification, as reasonably requested, at Indemnifying Party’s cost and expense. Neither Party, as an Indemnifying Party, shall have any obligation to indemnify the Party seeking indemnification in connection with any settlement made without the prior written consent of the Indemnifying Party and the Indemnifying Party shall not be responsible for any legal fees or other costs incurred other than as provided herein. The Party seeking

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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indemnification shall have the right, but not the obligation, to be represented by counsel of its own selection and at its sole expense.

12.4	DISCLAIMER OF CONSEQUENTIAL DAMAGES. EXCEPT FOR BREACH OF CONFIDENTIALITY OBLIGATIONS UNDER CLAUSE 13, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR LOST REVENUES ARISING FROM OR RELATED TO THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT TO THE EXTENT RESULTING FROM FRAUD, GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.

12.5	LIMITATION OF LIABILITY. (A) EXCEPT FOR BREACH OF CONFIDENTIALITY OBLIGATIONS UNDER CLAUSE 13, LONZA’S LIABILITY TO THE CUSTOMER UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED, IN THE AGGREGATE, THE TOTAL AMOUNTS PAID BY CUSTOMER TO LONZA UNDER THE PROJECT PLAN GIVING RISE TO SUCH CLAIM FOR DAMAGES IN THE TWELVE (12) MONTH PERIOD PRECEDING THE FIRST CLAIM FOR DAMAGES, EXCEPT TO THE EXTENT RESULTING FROM LONZA’S FRAUD, GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.

(B) EXCEPT FOR BREACH OF CONFIDENTIALITY OBLIGATIONS UNDER CLAUSE 13 AND EXCEPT AS OTHERWISE PROVIDED IN CLAUSE 12.2 WITH RESPECT TO THIRD PARTY CLAIMS, LONZA’S LIABILITY TO THE CUSTOMER UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED, IN THE AGGREGATE, THE TOTAL AMOUNTS PAID BY CUSTOMER TO LONZA UNDER THE PROJECT PLAN GIVING RISE TO SUCH CLAIM FOR DAMAGES IN THE TWELVE (12) MONTH PERIOD PRECEDING THE FIRST CLAIM FOR DAMAGES, EXCEPT TO THE EXTENT RESULTING FROM LONZA’S FRAUD, GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.

13           Confidentiality

13.1	A Party receiving Confidential Information (the “Receiving Party”) agrees to strictly keep secret any and all such Confidential Information received during the Term or pursuant to the Prior Agreement from or on behalf of the other Party (the “Disclosing Party”) using at least the same level of measures as it uses to protect its own Confidential Information, but in any case at least commercially reasonable and customary efforts. Confidential Information shall include information disclosed in any form including but not limited to in writing, orally, graphically or in electronic or other form to the Receiving Party, observed by the Receiving Party or its employees, agents, consultants, or representatives, or otherwise learned by the Receiving Party under this Agreement, which the Receiving Party knows or reasonably should know is confidential or proprietary.

13.2	Notwithstanding the foregoing, Receiving Party may disclose Confidential Information to (i) Regulatory Authorities that require such information in connection with making Regulatory Filings and maintaining Regulatory Authority approvals for the Product, provided that reasonable effort will be taken to ensure confidential treatment of such information; (ii) Governmental Authorities to the extent required in connection with

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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securing and maintaining Registrations, provided that reasonable effort will be taken to ensure confidential treatment of such information; (iii) to sublicensees in connection with the exercise of the license granted to Customer under Clause 10.6; (iv) in response to a valid order or subpoena of a court of competent jurisdiction or other governmental body of a country or any political subdivision thereof of competent jurisdiction, provided that the Receiving Party provides the Disclosing Party with prior written notice of such disclosure (if practicable) in order to permit Disclosing Party to seek a protective order or other confidential treatment of such Confidential Information, provided further that any Confidential Information so disclosed will be limited to that information that is legally required to be disclosed in such response to such court or governmental order or subpoena; (v) as otherwise required by applicable law or regulation, provided that Receiving Party provides Disclosing Party with prior written notice of such disclosure (if practicable) in order to permit Disclosing Party to seek a protective order or confidential treatment of such Confidential Information, provided further that any Confidential Information so disclosed will be limited to that information that is legally required by applicable law to be disclosed; (vi) if required to comply with national, federal or state laws, rules or regulations, provided that the Receiving Party promptly notifies the Disclosing Party of such required disclosure, takes all reasonable and lawful actions to obtain confidential treatment of such disclosure and furnishes only that portion of the Confidential Information which is legally required to be disclosed; (vii) to the Securities and Exchange Commission or other Government Authority under applicable United States or state securities laws (including filing this Agreement publicly on the Securities Exchange Commission’s EDGAR System), provided that the Receiving Party notifies the Disclosing Party of such required disclosure (prior to such disclosure), it being acknowledged that the Receiving Party shall seek customary, reasonable and lawful actions to obtain confidential treatment identified portion(s) of such disclosure upon Disclosing Party’s prompt and reasonable request and in any event Receiving Party shall furnish only that portion of such identified portion(s) of the Confidential Information which is legally required to be disclosed; or (viii) to U.S. or foreign tax authority to the extent legally required by applicable law to be disclosed.

13.3	The obligation to maintain confidentiality under this Agreement does not apply to Confidential Information, which:

13.3.1	at the time of disclosure was publicly available; or

13.3.2	is or becomes publicly available other than as a result of a breach of this Agreement by the Receiving Party; or

13.3.3	as the Receiving Party can establish by competent proof, was rightfully in its possession at the time of disclosure by the Disclosing Party and had not been received from or on behalf of Disclosing Party; or

13.3.4	is supplied to the Receiving Party by a Third Party which was not in breach of an obligation of confidentiality to Disclosing Party or any other party; or

13.3.5	is developed by the Receiving Party independently from and without use of the Confidential Information of the Disclosing Party, as evidenced by contemporaneous written records.

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13.4	The Receiving Party will use Confidential Information only for the purposes of this Agreement and will not make any use of the Confidential Information for its own separate benefit or the benefit of any Third Party including, without limitation, with respect to research or product development or any reverse engineering or similar testing. The Receiving Party agrees to return or destroy promptly (and certify such destruction) on Disclosing Party’s request all written or tangible Confidential Information of the Disclosing Party, except that one copy of such Confidential Information may be kept by the Receiving Party in its confidential files for record keeping purposes only.

13.5	Each Party will restrict the disclosure of Confidential Information to such officers, employees, consultants and representatives of itself and its Affiliates who have been informed of the confidential nature of the Confidential Information and who have a need to know such Confidential Information for the purpose of this Agreement. Prior to disclosure to such persons, the Receiving Party shall bind its and its Affiliates’ officers, employees, consultants and representatives, including subcontractors and External Laboratories, to confidentiality and non-use obligations no less stringent than those set forth herein. The Receiving Party shall notify the Disclosing Party as promptly as practicable of any unauthorized use or disclosure of the Confidential Information.

13.6	The Receiving Party shall be fully liable for any and all breaches of the confidentiality obligations in this Clause 13 by any of its Affiliates or the employees, consultants and representatives of itself or its Affiliates or any subcontractors (including External Laboratories).

13.7	Each Party expressly agrees that any breach or threatened breach of the undertakings of confidentiality provided under this Clause 13 by a Party may cause irreparable harm to the other Party and that money damages may not provide a sufficient remedy to the non-breaching Party for any breach or threatened breach. In the event of any breach and/or threatened breach, then, in addition to all other remedies available at law or in equity, the non-breaching Party shall be entitled to seek injunctive relief and any other relief deemed appropriate by the non-breaching Party.

13.8	Neither Party shall, without the prior written consent of the other Party, disclose in any manner to any Third Party the terms and conditions of this Agreement.

14           Term and Termination

14.1	Term. This Agreement shall commence on the Effective Date and shall end on the 7th anniversary of the Effective Date unless terminated earlier as provided herein or extended by mutual written consent of the Parties (the “Term”). Notwithstanding the foregoing, each Project Plan may have separate term and termination provisions so long as the term of any Project Plan does not extend beyond the Term.

14.2	Termination. This Agreement may be terminated as follows:

14.2.1	by either Party for any reason upon [ ]* months prior written notice to the other Party;

14.2.2	by either Party if the other Party breaches a material provision of this Agreement

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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or a Project Plan and fails to cure such breach to the reasonable satisfaction of the non-breaching Party within ninety (90) days (ten (10) days for non-payment) following written notification of such breach from the non-breaching party to the breaching party; provided, however, that such ninety (90) day period shall be extended as agreed by the Parties if the identified breach is incapable of cure within ninety (90) days and if the breaching Party provides a plan and timeline to cure the breach, promptly commences efforts to cure the breach and diligently prosecutes such cure (it being understood that this extended period shall be unavailable for any breach regarding non-payment);

14.2.3	by either Party, immediately, if the other Party becomes insolvent, is dissolved or liquidated, makes a general assignment for the benefit of its creditors, or files or has filed against it, a petition in bankruptcy or has a receiver appointed for a substantial part of its assets; or

14.2.4	by the “disadvantaged” Party pursuant to Clause 15.

14.3	Consequences of Termination.

14.3.1	[ ]*

14.3.2	Termination of Batches. Batches that have commenced as of the effective date of any termination hereunder shall not be cancelled without the mutual agreement of the Parties, and this Agreement shall continue to survive with respect to those in-process Batches. Product that has been fully manufactured as of the date of such termination, but for which Quality Review and Approval has not been completed, shall remain subject to the terms of this Agreement, and the Agreement shall continue to survive with respect to such Product.

14.3.3	Raw Materials. Upon expiration or termination of this Agreement, Customer shall purchase from Lonza (to the extent not previously purchased), at Lonza’s Acquisition Cost plus the Raw Material Fee, all remaining Raw Materials acquired and paid for by Lonza for the manufacture of Product under this Agreement, provided that such Raw Materials were not damaged by Lonza provided, that as of the date of receipt of the termination notice, Lonza shall place no further orders for Raw Materials except as may be necessary for completion of any portion of Services hereunder that are not immediately terminated.

14.3.4	Return of Materials and of Customer Confidential Information; Transfer of Capital Equipment. Upon expiration or termination of this Agreement, unless otherwise directed by Customer, Lonza shall promptly at Customer’s sole cost

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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and expense (i) return or, at Customer’s election, destroy, all quantities of the [   ]* received by Lonza under this Agreement, (ii) return all Customer Confidential Information to Customer, except for a single copy and/or sample which may be retained for documentation purposes only and which shall remain subject to the obligations of nonuse and confidentiality set forth in this Agreement, (iii) deliver to Customer all Reference Materials (except that Lonza shall have the right to keep a retain sample of each Reference Material) being held by Lonza, and (iv) deliver all remaining Raw Materials purchased pursuant to Clause 14.3.3. In addition, Lonza shall transfer all Capital Equipment to Customer, at Customer’s sole cost and expense, within sixty (60) days of expiration or termination of this Agreement. If any Customer owned property (Capital Equipment, Product, Raw Materials, etc.) remains at the Lonza Facility for a period longer than sixty (60) days after expiration or termination of this Agreement, Customer shall pay for such storage as Additional Services in accordance with the applicable Project Rates. Any deliveries made pursuant to this Clause 14.3.4 shall be made FCA the Lonza Facility.

14.3.5	Return of Lonza Confidential Information. Upon expiration or termination of this Agreement, Customer shall promptly return all Lonza Confidential Information to Lonza, except for a single copy which may be retained for documentation purposes only and which shall remain subject to the obligations of nonuse and confidentiality set forth in this Agreement.

14.4	Survival. Except as otherwise expressly set forth herein, any termination or expiration of this Agreement shall be without prejudice to any right which shall have accrued to the benefit of either Party and shall not relieve either Party of any obligation which has accrued prior to the effective date of such termination or expiration, which obligations shall remain in full force and effect for the period provided therein. The rights and obligations of each Party under Clauses 5, 10-13, 14.4 and 16 (to the extent relevant) shall survive termination or expiration of this Agreement.

15           Force Majeure

15.1	If either Party is prevented or delayed in the performance of any of its obligations under the Agreement by Force Majeure and gives written notice thereof to the other Party specifying the matters constituting Force Majeure together with such evidence as such Party reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue, then, except for any payment obligations, the “affected Party” shall be excused from the performance or the punctual performance of such obligations as the case may be on a day-to-day basis from the date of such notice for so long as such cause of prevention or delay shall continue (and the other Party (the “disadvantaged Party”) will likewise be excused from performance of its obligations on a day-to-day basis during the same period). If such Force Majeure persists for a period of [ ]* or more, the disadvantaged Party may terminate this Agreement by delivering written notice to the “affected” Party. Each “affected” Party shall use its commercially reasonable efforts to correct the Force Majeure Event as quickly as practicable and to give the other Party prompt written notice when it is again fully able to perform such obligations.

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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15.2	“Force Majeure” shall be deemed to include any reason or cause beyond the affected Party’s reasonable control affecting the performance by such Party of its obligations under this Agreement, including, but not limited to, any cause arising from or attributable to acts of God, strike, lockouts, labor troubles, restrictive governmental orders or decrees, riots, insurrection, war, terrorists acts, or, in the case of Lonza, the inability of Lonza to obtain any required raw material, energy source, equipment, labor or transportation, at prices and on terms deemed by Lonza to be reasonably practicable, from Lonza’s usual sources of supply.

15.3	With regard to Lonza, any such event of Force Majeure affecting Services or production performed by its Affiliates or suppliers shall be regarded as an event of Force Majeure.

16           Miscellaneous

16.1	Severability. If any provision of this Agreement is or becomes at any time illegal, invalid or unenforceable in any respect under applicable law in any jurisdiction, such part shall be ineffective only to the extent of such invalidity or unenforceability in such jurisdiction, without in any way affecting the legality, validity or enforceability of the remaining provisions of this Agreement in that jurisdiction or the validity or enforceability of the Agreement as a whole in any other jurisdiction.. The Parties undertake to reform any illegal, invalid or unenforceable provision in a mutually agreeable manner with a provision that is as far as possible approximate the intent of the Parties.

16.2	Amendments/Assignment. Modifications and/or amendments of this Agreement must be in writing and signed by the Parties. Lonza shall be entitled to instruct one or more of its Affiliates to perform any of Lonza’s obligations contained in this Agreement, but Lonza shall remain fully responsible in respect of those obligations. Subject thereto, neither Party may assign its interest under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed, provided, however that (a) either Party may assign this Agreement without the consent of the other Party to (i) an Affiliate or (ii) in connection with the sale or transfer or other assignment of all or substantially all of the assets of such Party or the line of business or Product to which this Agreement relates, provided, that if Customer seeks to assign its interest under this Agreement under this clause (ii), the assignee shall not be a competitor of Lonza, or (iii) in connection with a merger, consolidation, acquisition or other form of business combination, provided, that if Customer seeks to assign its interest under this Agreement under this clause (iii), the assignee shall not be a competitor of Lonza; provided, further, that in each instance the assignee expressly assumes all obligations imposed on the assigning Party by this Agreement in writing and the other Party is notified in advance of such assignment. Lonza shall also be entitled to sell, assign and/or transfer its trade receivables resulting from this Agreement without the consent of the Customer. For purposes of this Clause 16.2, the terms “assign” and “assignment” shall include, without limitation (i) the sale of fifty percent (50%) or more of the outstanding stock of such Party to an Affiliate of such Party or an unrelated entity or natural person, (ii) the sale or transfer or other assignment of all or substantially all of the assets of the Party or the line of business or Product to which this Agreement relates, and (iii) a merger, consolidation, acquisition or other form of business combination. For the purposes of this Clause 16.2, the term “competitor” means a Third Party that generates [ ]* from contract manufacturing services delivered to non-Affiliates. Any

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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purported assignment without a required consent shall be void. No assignment shall relieve any Party of responsibility for the performance of any obligation that accrued prior to the effective date of such assignment.

16.3	Notice. All notices must be written and sent to the address of the Party first set forth above. All notices must be given (a) by personal delivery, with receipt acknowledged, (b) by facsimile followed by hard copy delivered by the methods under (c) or (d), (c) by prepaid certified or registered mail, return receipt requested, or (d) by prepaid recognized next business day delivery service. Notices will be effective upon receipt or at a later date stated in the notice.

16.4	Governing Law/Jurisdiction. This Agreement is governed in all respects by the laws of New York, without regard to its conflicts of laws principles. The Parties agree to submit to the jurisdiction of the courts of New York. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement or the transactions contemplated by this Agreement.

16.5	Dispute Resolution. (a) The Parties will attempt to settle any claim or controversy arising out of this Agreement or the subject matter hereof through consultation and negotiation in good faith in a spirit of mutual cooperation. Such matters will be initially addressed by the project managers, who shall use reasonable efforts to attempt to resolve the dispute through good faith negotiations by telephone or in person as may be agreed. If they fail to resolve the dispute within thirty (30) days after either Party notifies the other of the dispute, then the matter will be escalated to the Chief Executive Officer of Customer and the Chief Operating Officer of Lonza, or their designees for resolution. They will use reasonable efforts to attempt to resolve the dispute through good faith negotiations by telephone or in person as may be agreed. If they fail to resolve the dispute within thirty (30) days after it is referred to them and do not mutually agree to extend the time for negotiation, then the dispute will be submitted to arbitration in accordance with the procedure set forth in Clause 16.5(b).

(b) Except with respect to actions by either Party seeking equitable or declaratory relief, any claim or controversy arising in whole or in part under or in connection with this Agreement or the subject matter hereof that is not resolved pursuant to Clause 16.5(a) will be referred to and finally resolved by arbitration in accordance with the Rules of the International Chamber of Commerce (the “Rules”) as such Rules may be modified by this Agreement, by one arbitrator, who will be agreed upon by the Parties. If the Parties are unable to agree upon a single arbitrator within thirty (30) days following the date arbitration is demanded, three arbitrators will be used, one selected by each Party within ten (10) days after the conclusion of the 30-day period and a third selected by the first two within ten (10) days thereafter. The arbitrator(s) will resolve any discovery disputes. Either Party may commence arbitration proceedings by notice to the other Party. Unless otherwise agreed by the Parties, all such arbitration proceedings will be held in New York, USA, provided that proceedings may be conducted by telephone conference call with the consent of the Parties and the arbitrator(s). The arbitrator(s) will apply the laws of New York. The arbitrator(s) will only have the authority to award actual money damages (with interest on unpaid amounts from the date due) and, except with respect to a breach or non-performance of any provision of this Agreement relating to Confidential Information, the arbitrator(s) will not have the authority to award indirect, incidental,

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consequential, exemplary, special or punitive damages, and the Parties expressly waive any claimed right to such damages. The arbitrator(s) also shall be authorized to grant any temporary, preliminary or permanent equitable remedy or relief the arbitrators deem just and equitable and within the scope of this Agreement, including an injunction or order for specific performance. The award of the arbitrator(s) shall be the sole and exclusive remedy of the Parties. Judgment on the award rendered by the arbitrator(s) may be enforced in any court having competent jurisdiction thereof, subject only to revocation on grounds of fraud or clear bias on the part of the arbitrator(s). The arbitration will be of each Party’s individual claims only, and no claim of any other Party will be subject to arbitration in such proceeding. The Parties will share the costs and expenses of the arbitration, but not the costs and expenses of the Parties, equally. If a Party fails to proceed with arbitration, unsuccessfully challenges the arbitration award, or fails to comply with the arbitration award, the other Party is entitled to costs, including reasonable attorneys’ fees, for having to compel arbitration or defend or enforce the award. Except as otherwise required by law, the Parties and the arbitrator(s) will maintain as confidential all information or documents obtained during the arbitration process, including the resolution of the dispute. Judgment on the award granted in any arbitration hereunder may be entered in any court having jurisdiction over the award or any of the Parties or any of their respective assets. The Parties knowingly and voluntarily waive their rights to have their dispute tried and adjudicated by a judge and jury except as expressly provided herein.

(c) Nothing in this Clause 16.5 will prevent a Party from resorting to judicial proceedings if: (i) interim relief from a court is necessary to prevent serious and irreparable injury to such Party; or (ii) litigation is required to be filed prior to the running of the applicable statute of limitations. The use of any alternative dispute resolution procedure will not be construed under the doctrine of latches, waiver or estoppel to affect adversely the rights of either Party.

16.6	Entire Agreement. This Agreement contains the entire agreement between the Parties as to the subject matter hereof and supersedes all prior and contemporaneous agreements with respect to the subject matter hereof, including the Prior Agreement and the LOI. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. Each party acknowledges that an original signature or a copy thereof transmitted by facsimile or by .pdf shall constitute an original signature for purposes of this Agreement.

16.7	Headings. All headings in this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement. In this Agreement references to the Parties are to the Parties to this Agreement, references to a statutory provision include references to the statutory provision as modified or re-enacted or both from time to time and to any subordinate legislation made under the statutory provision, references to the singular include the plural and vice versa, and references to the word “including” are to be construed without limitation.

16.8	Exhibits. All exhibits or appendices referred to herein form an integral part of this Agreement and are incorporated into this Agreement by such reference.

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16.9	Independent Contractors. Each of the Parties is an independent contractor and nothing herein contained shall be deemed to constitute the relationship of partners, joint venturers, nor of principal and agent between the Parties. Neither Party shall at any time enter into, incur, or hold itself out to Third Parties as having authority to enter into or incur, on behalf of the other Party, any commitment, expense, or liability whatsoever.

16.10	Waiver. No waiver of any term, provision or condition of this Agreement whether by conduct or otherwise in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement.

16.11	No Solicitation of Employees. During the Term and for two (2) years thereafter, each of the Parties agrees not to seek to induce or solicit any employee of the other Party or its Affiliates to discontinue his or her employment with the other Party or such Affiliate in order to become an employee or an independent contractor of the soliciting Party or its Affiliates; provided, however, that neither Party shall be in violation of this Clause as a result of making a general solicitation for employees or independent contractors. For the avoidance of doubt, the publication of an advertisement shall not constitute solicitation or inducement.

16.12	Preference. The terms of this Agreement shall prevail in the event of a conflict between this Agreement and any exhibits or appendices.

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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IN WITNESS WHEREOF, each of the Parties hereto has caused this Manufacturing Services Agreement to be executed by its duly authorized representative effective as of the date written above.

LONZA LTD

By:	/s/ Frabrice Gachot
Name: Fabrice Gachot
Title: Director
Key Account Management
Date of Signature:

By:	/s/ Jacov Wirtz
Name: Jacov Wirtz
Title: Senior Legal Counsel
Date of Signature: 7/9/15

Proteon Therapeutics, Inc.

By:	/s/ Timothy Noyes
Name: Timothy Noyes
Title: CEO
Date of Signature: 7/9/15

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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APPENDIX A

Project Plan A - 1

[To be attached.]

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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[          ]* ±

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
± Confidential Treatment has been requested for 7 pages.

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APPENDIX B

Specifications

The Parties shall agree on the Specifications prior to commencement of manufacture of the first Batch under this Agreement.

* CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.